 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23793)

Tidal Trust II
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal Trust II

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant's telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2024

Item 1. Reports to Stockholders.

(a)

Annual Report

January 31, 2024

Return Stacked Bonds & Managed Futures ETF
Ticker: RSBT

Return Stacked U.S. Stocks & Managed Futures ETF
Ticker: RSST

Return Stacked Global Stocks & Bonds ETF
Ticker: RSSB

This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Return Stacked ETFs

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Return Stacked ETFs

Dear Shareholders,

We are pleased to provide our first Annual Letter to Shareholders, for the fiscal year ended January 31, 2024.

We introduced the Return Stacked® suite of ETFs in 2023 with a single goal in mind: to help investors better unlock the benefits of diversification through a series of capital efficient building blocks. We believe that the prudent application of leverage can allow investors to retain their core stock and bond exposures while introducing additional, potentially diversifying return streams. As such, each ETF in the suite follows a similar design: providing $2 of exposure for every $1 invested.

We’re proud to have introduced three new ETFs to the market this year and, as of January 31st, the suite eclipsed $160 million in assets under management (“AUM”).

	Name	Ticker	Base	Stack	Launch Date	AUM (Millions)
Pre-Stacked Alternatives	Bonds & Managed Futures	RSBT	U.S. Bonds	Managed Futures	2/7/2023	$48.6
	U.S. Stocks & Managed Futures	RSST	U.S. Stocks	Managed Futures	9/5/2023	$58.0
Capital Efficient Solutions	Global Stocks & Bonds	RSSB	Global Stocks	U.S. Treasuries	12/4/2023	$64.8

AUM as of 1/31/2024.

SHAREHOLDER LETTER (Unaudited)

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Return Stacked ETFs

Return Stacked® Bonds & Managed Futures (RSBT) and
Return Stacked® U.S. Stocks & Managed Futures (RSST)

The aim of the Return Stacked® Bonds & Managed Futures ETF (RSBT) is to provide $1 of exposure to a bond strategy and $1 of exposure to a managed futures strategy for every $1 invested. The bond strategy is designed in an effort to match the broad U.S. bond market and the managed futures strategy is engineered in an effort to replicate the excess returns of the Société Générale Trend Index (NEIXCTAT).

Similarly, the aim of the Return Stacked® U.S. Stocks & Managed Futures ETF (RSST) is to provide $1 of exposure to a U.S. equity strategy and $1 of exposure to a managed futures strategy for every $1 invested. The U.S. equity strategy attempts to track large-cap U.S. equities, while the managed futures strategy seeks to replicate the excess returns of the Société Générale Trend Index (NEIXCTAT).

The funds are designed to allow investors and allocators to introduce managed futures into their portfolio without having to sacrifice core stock and bond exposure. By selling U.S. equity exposure and buying RSST, or selling fixed income and buying RSBT, an investor has the opportunity to retain similar long-term stock and bond returns while adding the potential diversification and return stream of managed futures. In effect, when used this way, the funds allow investors to “stack” managed futures on top of their existing portfolio.

Performance

Given the significant degrees of freedom that govern the design of managed futures strategies, the category is notorious for performance dispersion among its managers. Our goal in implementing a replication-based approach is to try to provide “index-like” exposure to the category, reducing single-manager dispersion risk.

The question to ask is, “in practice, how well have the strategies tracked their targets?” Our expectation is that the managed futures strategy will be responsible for most of each fund’s tracking error, so we will focus our analysis there.

The Managed Futures strategy trades 27 futures contracts (including equity, bond, currency, and commodity markets) and employs two different approaches in trying to replicate NEIXCTAT:

1.Top-Down: A regression-based approach that seeks to identify the portfolio of futures contracts that would have replicated the recent returns of NEIXCTAT. The top-down approach is implemented two ways: with a constrained 9-contract universe as well as the full 27-contract universe.

2.Bottom-Up: A trend-following model parameterized such that it has historically provided a high degree of fit to the NEIXCTAT.

The top-down approach tries to replicate returns while the bottom-up approach tries to replicate process. We blend these two approaches to arrive at our target weights.

In Figure 2 we plot the results of each approach since RSBT’s inception (the older of the two funds) and in Figure 3 we plot the results in Q4 2023.

SHAREHOLDER LETTER (Unaudited) (Continued)

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Return Stacked ETFs

Figure 2: Managed Futures Program Model Returns Since Inception

1.15
1.1
1.05
1
0.95
0.9
0.85
0.8
0.75
02/07/2023
03/07/2023
04/07/2023
05/07/2023
06/07/2023
07/07/2023
08/07/2023
09/07/2023
10/07/2023
11/07/2023
12/07/2023
01/07/2024
SocGen CTA Trend Index (Excess)
Top Down #1
Top Down #2
Bottom Up
Blend (Net)

Source: Bloomberg; ReSolve Asset Management SEZC (Cayman). Calculations by Newfound Research. Top Down #1, Top Down #2, Bottom Up, and Blend (Net) are the hypothetical model returns of replication strategies implemented in RSBT and RSST. Blend (Net) is a 15% Top Down #1 / 15% Top Down #2 / 70% Bottom Up portfolio rebalanced daily, net of estimated trading costs and a 0.95% annual expense ratio. SocGen Trend Index (Excess Return) is the Société Générale Trend Index (NEIXCTAT) minus the Bloomberg Short Treasury Total Return Index Value Unhedged Index (LD12TRUU). Returns assume the reinvestment of all distributions. Returns of NEIXCTAT are net of underlying fees. Index returns are hypothetical. You cannot invest in an index. Past performance is not indicative of future returns. Please see glossary at the end of this commentary for index definitions. Period is February 7, 2023 through January 31, 2024. This material is for illustrative purposes only and is not meant to reflect the actual investment in the RSBT or RSST ETFs.

We estimate that the program has realized a daily correlation to NEIXCTAT of 0.84 since inception. The Top Down #1, Top Down #2, and Bottom-Up sub-components have realized daily correlations of 0.67, 0.71, and 0.81, highlighting the benefit we can achieve in blending the three models together.

Notably, while the Top Down #1 strategy delivered the highest return since inception, it did so with the highest tracking error relative to the NEIXCTAT benchmark. Conversely, the bottom-up strategy delivered the highest correlation but the lowest return. This highlights an important, and potentially counter-intuitive, concept about replication: absolute returns are not necessarily the best measure of success.

Rather, Top Down #1 appears to have performed best precisely because it deviated most substantially from the NEIXCTAT benchmark during a period when the benchmark struggled.

To gain a bit more visual clarity on this point, we plot the cumulative growth curves for each replication sub-strategy in Figure 3 relative to the cumulative growth in NEIXCTAT. When this ratio curve is rising, it implies the model is outperforming NEIXCTAT and when the ratio is going down it implies it is underperforming. Perfect replication would be a straight, horizontal line.

SHAREHOLDER LETTER (Unaudited) (Continued)

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Return Stacked ETFs

Figure 3: Relative Returns of Managed Futures Models vs NEIXCTAT

Source: Bloomberg; ReSolve Asset Management SEZC (Cayman). Calculations by Newfound Research. Calculations by Newfound Research. The plot shows the ratio of the model equity curves in Figure 2 versus the equity curve of NEIXCTAT in Figure 2. Period is February 7, 2023 through January 31, 2024.

We can see that the relative return for Blend (Net) has been largely flat since May, suggesting that our models have tracked NEIXCTAT closely. (For a longer discussion on the model’s initial underperformance, please see our Q3 2023 RSBT commentary, which is available upon request.)

Figure 3 further highlights the potential benefits of process diversification. After May, the Top Down and Bottom-Up methodologies exhibited relative out- and underperformance at nearly offsetting times, leading to the relatively flattish Blend (Net) curve.

How do these deviations align with our expectations? Based upon historical simulations, the current relative returns for the Top Down #1, Top Down #2, Bottom Up, and Blend (Net) models versus NEIXCTAT fall into the 58th, 56th, 5th, and 8th percentiles for respectively. Disappointing, no doubt, but well within the range of expectations.

Current Market Environment & Outlook

Over the reporting period, cooling inflation increased expectations among market participants that the Federal Reserve would begin to cut rates. Steady job growth, low unemployment, and easing labor costs appeared to provide central bankers with the slack to maintain a higher-for-longer policy while they confirm that inflation has, indeed, structurally shifted lower.

These rapidly changing expectations led to significant moves in U.S. interest rates throughout the year. For example, from August to mid-October, the 10-year US Treasury rate moved from 4% to 5%, before moving back to 4% in mid- December.

This background environment was punctuated by acute stress events. In March 2023, for example, the U.S. faced a regional banking crisis that sent interest rates plummeting and bond prices soaring in a record-breaking, violent 5- day move. Trend followers, who largely entered the period short bonds, suffered one of their worst 5-day losses on record.

The eruption of the Israel-Hamas war further heightened global geopolitical concern in an environment already made tense by the ongoing Russia-Ukraine war.

SHAREHOLDER LETTER (Unaudited) (Continued)

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Return Stacked ETFs

Nevertheless, trends in many assets were short lived, and without sustained trends we would expect trend followers to largely struggle. Indeed, they did. From RSBT’s inception through 1/31/2024, the excess returns of the SocGen Trend Index, the SocGen Trend Indicator, and the Credit Suisse Managed Futures Liquid Index were -6.0%, -21.6% and -11.3% respectively. We estimate that the trend following program tracked by RSBT and RSST was down approximately - 14.6% over the same period.

Whether stronger trends will emerge in the coming year is anyone’s guess. By running a trend following program over a diversified set of equity indices, bonds, commodities, and currencies, we aim to capture them if and when they do emerge.

Return Stacked® Global Stocks & Bonds (RSSB)

The aim of the Return Stacked® Global Stocks & Bonds ETF (RSSB) is to provide $1 of exposure to a global equity strategy and $1 of exposure to a U.S. Treasury strategy for every $1 invested. The global equity strategy aspires to match market-capitalization weighted global equity markets and the U.S. Treasury strategy is engineered as an equal- weight ladder of 2-, 5-, 10-, and U.S. long bond Treasury futures.

Performance

Given the Fund’s launch on December 4th, there is little to comment on from a performance perspective at this time. Figure 1 plots the returns of the ETF versus a 100% Global Equity / 100% US Treasury portfolio (“100/100”).

Figure 1: Performance Since Inception

Source: Bloomberg. Global Stocks is the FTSE All World Index (FTAW01). U.S. Treasuries is the Bloomberg U.S. Treasury Total Return Unhedged Index (LUATTRUU). U.S. T-Bills is the Bloomberg Short Treasury Total Return Index Value Unhedged Index (LD12TRUU). 100/100 is 100% Global Stocks / 100% U.S. Treasuries / -100% U.S. T-Bills, rebalanced daily. Index returns are hypothetical. You cannot invest in an index. Returns assume the reinvestment of all distributions. Past performance is not indicative of future returns. Please see glossary at the end of this commentary for index definitions. Period is December 4, 2023 through January 31, 2024.

SHAREHOLDER LETTER (Unaudited) (Continued)

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Return Stacked ETFs

Since inception, RSSB’s NAV has lagged the 100/100 portfolio by approximately 100 basis points, which is rather significant over such a short horizon. Our analysis suggests that approximately 50 basis points of this dispersion is due to index-versus-ETF return differences. Specifically, the FTSE All World Index outperformed the Vanguard Total World Stock Index ETF (VT) by 53 basis points over this period. We expect this difference to wax and wane over time but has been particularly acute over this short period.

The rest of the difference can be attributed to implementation delay on the first day of trading (12/5/2023). While the ETF was seeded on 12/4/2023, positions were not implemented until after the open on 12/5/2023.

To highlight why this is important, consider that the close-to-close return of the Vanguard Total World Stock Index ETF (VT) was -0.18% while the open-to-close return was -0.79%. Similarly, the close-to-close return of the iShares US Treasury Bond ETF (GOVT) was 0.56% while the open-to-close return was just 0.29%. In both cases, by investing after the open, RSSB missed out on meaningful overnight returns.

The 100/100 return, which assumes full investment as of the close of 12/4/2023, was up 42 basis points. RSSB’s NAV, on the other hand, was down 23 basis points. Fortunately, this is a one-time effect and did not affect any investors other than initial seed capital.

Current Market Environment & Outlook

By design, RSSB is meant to be utilized as a tool for creating capital efficiency in a larger portfolio. By seeking to simultaneously provide $1 of exposure to global stocks and $1 of exposure to U.S. Treasuries, we expect RSSB to do well (on an absolute basis) when global stocks and U.S. Treasuries appreciate, and poorly (on an absolute basis) when they fall.

While RSSB has only been live over a small portion of the reporting period, it was a productive period for risk assets, with both global stocks and U.S. Treasuries realizing positive absolute returns and providing a tailwind to RSSB. We will refrain from attributing any macroeconomic driver or narrative to these results, as markets are particularly noisy over the short run.

We would encourage shareholders, however, to measure the success of this fund not on its absolute return, but rather on its ability to track the hypothetical 100/100 portfolio’s return. Close tracking to this return means that RSSB is meeting its mark as a capital efficient solution, allowing investors to free up capital in their portfolio without sacrificing exposure to core stocks and bonds.

Conclusion

We believe that return stacking can reshape how investors think about asset allocation, allowing them to introduce additional return streams to their existing portfolio. In doing so, we believe there is the opportunity to enhance long- term returns and improve internal diversification.

We aim to help investors achieve these ends by offering pre-stacked solutions that can serve as portfolio building blocks. RSSB is designed to provide capital efficiency, allowing investors to free up room in their portfolio. RSBT and RSST seek to provide pre-stacked alternative solutions that allow investors to retain core stock and bond allocations while introducing exposure to managed futures.

Taken together, we believe these three building blocks provide investors with tremendous flexibility in portfolio design and the ability to rethink diversification within their portfolios.

We are excited for the future of this suite and the value that Return Stacked® funds can bring to investors.

SHAREHOLDER LETTER (Unaudited) (Continued)

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Return Stacked ETFs

RSBT Standardized Performance

(February 7, 2023 through January 31, 2024)

	3-Month	6-Month	1-Year	3-Year	5-Year	Inception
RSBT (Price)	-0.77%	-5.06%	—	—	—	-12.88%
RSBT (NAV)	-1.32%	-5.60%	—	—	—	-13.53%
U.S. Bonds	8.23%	3.15%	—	—	—	2.99%
SG Trend Index	-4.05%	-1.62%	—	—	—	-0.86%
U.S. T-Bills	1.36%	2.74%	—	—	—	5.15%
100/100	2.51%	-1.07%	—	—	—	-2.52%

Source: Bloomberg and Societe Generale. U.S. Bonds is the Bloomberg US Aggregate Total Value Unhedged USD Index (LBUSTRUU). SG Trend Index is the Société Générale Trend Index (NEIXCTAT). U.S. T-Bills is the Bloomberg Short Treasury Total Return Index Value Unhedged Index (LD12TRUU). 100/100 is 100% U.S. Bonds / 100% SG Trend Index / -100% U.S. T-Bills, rebalanced daily. Index returns are hypothetical. You cannot invest in an index. Returns assume the reinvestment of all distributions. Past performance is not indicative of future returns.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For the most recent month-end performance, please visit the Fund’s website at https://www.returnstackedetfs.com/return-stacked-bonds-managed-futures/. The market price is the final price at which a security is traded on a given trading day. Net Asset Value (NAV) is value per share on a specific date or time. Returns less than one year are cumulative.

RSST Standardized Performance

(September 5, 2023 through January 31, 2024)

	3-Month	6-Month	1-Year	3-Year	5-Year	Inception
RSST (Price)	5.69%	—	—	—	—	0.92%
RSST (NAV)	6.13%	—	—	—	—	0.99%
U.S. Stocks	15.99%	—	—	—	—	8.39%
SG Trend Index	-4.05%	—	—	—	—	-2.58%
U.S. T-Bills	1.36%	—	—	—	—	2.20%
100/100	9.84%	—	—	—	—	3.39%

Source: Bloomberg and Societe Generale. U.S. Stocks is the S&P 500 Index (SPX). SG Trend Index is the Société Générale Trend Index (NEIXCTAT). U.S. T-Bills is the Bloomberg Short Treasury Total Return Index Value Unhedged Index (LD12TRUU). 100/100 is 100% U.S. Bonds / 100% SG Trend Index / -100% U.S. T-Bills, rebalanced daily. Index returns are hypothetical. You cannot invest in an index. Returns assume the reinvestment of all distributions. Past performance is not indicative of future returns.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For the most recent month-end performance, please visit the Fund’s website at https://www.returnstackedetfs.com/us-stocks-managed-futures/. The market price is the final price at which a security is traded on a given trading day. Net Asset Value (NAV) is value per share on a specific date or time. Returns less than one year are cumulative.

SHAREHOLDER LETTER (Unaudited) (Continued)

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Return Stacked ETFs

SHAREHOLDER LETTER (Unaudited) (Continued)

RSSB Standardized Performance

(December 4, 2023 through January 31, 2024)

	3-Month	6-Month	1-Year	3-Year	5-Year	Inception
RSSB (Price)	—	—	—	—	—	6.32%
RSSB (NAV)	—	—	—	—	—	6.06%
Global Stocks	—	—	—	—	—	5.43%
U.S. Treasuries	—	—	—	—	—	2.56%
U.S. T-Bills	—	—	—	—	—	0.85%
100/100	—	—	—	—	—	7.19%

Source: Bloomberg. Global Stocks is the FTSE All World Index (FTAW01). U.S. Treasuries is the Bloomberg U.S. Treasury Total Return Unhedged Index (LUATTRUU). U.S. T-Bills is the Bloomberg Short Treasury Total Return Index Value Unhedged Index (LD12TRUU). 100/100 is 100% Global Stocks / 100% U.S. Treasuries / -100% U.S. T-Bills, rebalanced daily. Index returns are hypothetical. You cannot invest in an index. Returns assume the reinvestment of all distributions. Past performance is not indicative of future returns.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For the most recent month-end performance, please visit the Fund’s website at https://www.returnstackedetfs.com/return-stacked-global-stocks-bonds/. The market price is the final price at which a security is traded on a given trading day. Net Asset Value (NAV) is value per share on a specific date or time. Returns less than one year are cumulative.

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Return Stacked ETFs

SHAREHOLDER LETTER (Unaudited) (Continued)

Glossary

Basis point is a unit of measure used in finance to describe the percentage change in the value of financial instruments or the rate of change in an index or other benchmark. One basis point is equivalent to 0.01%.

Bloomberg Short Treasury Total Return Index Value Unhedged Index is an index that covers U.S. Treasury Bills between 1-to-3 months in maturity.

Bloomberg US Aggregate Bond Index is an index that covers the broad U.S. investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg U.S. Treasury Total Return Unhedged Index is an index that covers broad U.S. Treasury Bills, Notes, and Bonds.

Credit Suisse Managed Futures Liquid Index is a systematic trend following strategy that provides diversified exposure to market trends across asset classes, geographies, and time horizons. The Index is used by a variety of investment managers and service providers as a benchmark for the Managed Futures category.

FTSE All World Index is a market-capitalization weighted index representing the performance of large and mid-cap stocks from developed and emerging markets, covering 90-95% of the investable market capitalization.

S&P 500 Index is an abbreviation for the Standard & Poor’s 500, a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

Société Générale Trend Index is designed to track the largest trend following commodity trading advisors (“CTAs”) in the managed futures space net of underlying fees. The index does not represent the entire universe of all CTAs. Actual rates of return may be significantly different and more volatile than those of the index.

Société Générale Trend Indicator is a systematic trading strategy designed to have high and stable correlation to the returns of trend following CTA strategies. It trades 55 liquid futures markets across equity indices, currencies, fixed income, and commodities using a 20/120 day moving average cross-over. The strategy seeks equal risk weight across asset class and within asset classes. Individual positions are limited to the smaller of 1% of average open interest or 5% of average daily volume over the previous two years. The strategy is scaled to target a 15% volatility level.

Euro Bund is a long-term bond issued by the Federal Republic of Germany, the Republic of Italy, the Republic of France, or the Swiss Federation.

UK Gilt is a UK Government liability in sterling.

WTI is West Texas Intermediate and is the benchmark for the U.S. light oil market, sourced from U.S. fields.

Brent is the benchmark used for the light oil market in Europe, Africa, and the Middle East, originating from oil fields in the North Sea between the Shetland Islands and Norway.

RBOB stands for Reformulated Blendstock for Oxygenated Blending, a component that is used to create formulated gasoline.

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Return Stacked ETFs

Important Disclosures

Investors should carefully consider the investment objectives, risks, charges and expenses of the Return Stacked® ETFs. This and other important information about the ETFs is contained in their prospectuses, which can be obtained by calling 1-310-498-7655 or clicking here. The prospectuses should be read carefully before investing.

Investments involve risk. Principal loss is possible. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. Brokerage commissions may apply and would reduce returns.

Derivatives Risk: Derivatives are instruments, such as futures contracts, whose value is derived from that of other assets, rates, or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. Cayman Subsidiary Risk: By investing in the Funds’ Cayman Subsidiaries, the Funds are indirectly exposed to the risks associated with the Subsidiaries’ investments. The futures contracts and other investments held by the Subsidiaries are subject to the same economic risks that apply to similar investments if held directly by the Fund. The Subsidiaries are not registered under the 1940 Act, and, unless otherwise noted in the Funds’ Prospectus, are not subject to all the investor protections of the 1940 Act. Bond Risk: The Funds will be subject to bond and fixed income risks through their investments in U.S. Treasury securities, broad-based bond ETFs, and investments in U.S. Treasury and fixed income futures contracts. Changes in interest rates generally will cause the value of fixed-income and bond instruments held by Funds (or underlying ETFs) to vary inversely to such changes. Commodity Risk: Investing in physical commodities is speculative and can be extremely volatile. Commodity-Linked Derivatives Tax Risk: The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations, or other legally binding authority. As registered investment companies (RIC), the Funds must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Internal Revenue Code. If, as a result of any adverse future legislation, U.S. Treasury regulations, and/or guidance issued by the Internal Revenue Service, the income of the Funds from certain commodity-linked derivatives, including income from the Funds’ investments in the Subsidiary, were treated as non-qualifying income, the Funds may fail to qualify as RIC and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a RIC may limit the Funds’ use of such derivative instruments. Commodity Pool Regulatory Risk: The Funds’ investment exposure to futures instruments will cause it to be deemed to be a commodity pool, thereby subjecting the Funds to regulation under the Commodity Exchange Act and the Commodity Futures Trading Commission rules. Because the Funds are subject to additional laws, regulations, and enforcement policies, they may have increased compliance costs which may affect the operations and performance of the Funds. Credit Risk: Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Funds’ investment in that issuer. Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Equity Market Risk: By virtue of the Funds’ investments in equity securities, equity ETFs, and equity index futures agreements, the Funds are exposed to equity securities both directly and indirectly which subjects the Funds to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Foreign and Emerging Markets Risk: Foreign and emerging market investing involves currency, political and economic risk. Leverage Risk: As part of the Funds’ principal investment strategies, the Funds will make investments in futures contracts to gain long and short exposure across four major asset classes (commodities, currencies, fixed income, and equities). These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. Non-Diversification Risk: The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of its assets in fewer issuers than diversified funds. Underlying ETFs Risk: The Funds will incur higher and duplicative expenses because they invests in ETFs. The Funds may also suffer losses due to the investment practices of the underlying ETFs. New Fund Risk: The Funds are recently organized with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Tidal Investments LLC (f/k/a Toroso Investments LLC) serves as investment adviser to the Funds and the Funds’ Subsidiary. Newfound Research LLC (“Newfound”) serves as investment sub-adviser to the Funds.

ReSolve Asset Management SEZC (Cayman) (“ReSolve”) serves as futures trading advisor to the Return Stacked® Bonds & Managed Futures Fund, the Return Stacked® U.S. Stocks and Managed Futures Fund, and their respective Subsidiaries.

The Return Stacked® ETFs are distributed by Foreside Fund Services, LLC, Member FINRA/SIPC. Foreside is not related to Tidal, Newfound, or ReSolve.

Newfound Case #f9353737-2d48-4914-b79d-051dcef7afac

SHAREHOLDER LETTER (Unaudited) (Continued)

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Return Stacked Bonds & Managed Futures ETF

PERFORMANCE SUMMARY (Unaudited)

$11,000
$10,000
$9,000
$8,000
2/7/2023
2/28/2023
3/31/2023
4/30/2023
5/31/2023
6/30/2023
7/31/2023
8/31/2023
9/30/2023
10/31/2023
11/30/2023
12/31/2023
1/31/2024
Return Stacked Bonds & Managed Futures ETF - NAV
Return Stacked Bonds & Managed Futures ETF - MKT
Bloomberg US Aggregate Total Value Unhedged USD Index

Average Total Returns for the period ended January 31, 2024:	Since Inception (02/07/2023)	Ending Value (01/31/2024)
Return Stacked Bonds & Managed Futures ETF - NAV	-13.53%	$8,647
Return Stacked Bonds & Managed Futures ETF - Market	-12.83%	$8,717
Bloomberg US Aggregate Total Value Unhedged USD Index	2.99%	$10,299

This chart illustrates the performance of a hypothetical $10,000 investment made on February 7, 2023 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (844) 737-3001. The Fund’s expense ratio is 1.00% (as of the Fund’s most recently filed Prospectus).

12

Return Stacked U.S. Stocks & Managed Futures ETF

PERFORMANCE SUMMARY (Unaudited)

$11,000
$10,000
$9,000
9/5/2023
9/30/2023
10/31/2023
11/30/2023
12/31/2023
1/31/2024
Return Stacked U.S. Stocks & Managed Futures ETF - NAV
Return Stacked U.S. Stocks & Managed Futures ETF - MKT
S&P 500® Total Return Index

Average Total Returns for the period ended January 31, 2024:	Since Inception (09/05/2023)	Ending Value (01/31/2024)
Return Stacked U.S. Stocks & Managed Futures ETF - NAV	0.99%(1)	$10,099
Return Stacked U.S. Stocks & Managed Futures ETF - Market	0.93%	$10,093
S&P 500® Total Return Index	8.40%	$10,840

(1)Total return in the Financial Highlights includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

This chart illustrates the performance of a hypothetical $10,000 investment made on September 5, 2023 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (844) 737-3001. The Fund’s expense ratio is 1.04% (as of the Fund’s most recently filed Prospectus).

13

Return Stacked Global Stocks & Bonds ETF

PERFORMANCE SUMMARY (Unaudited)

$11,000
$10,500
$10,000
12/4/2023
12/31/2023
1/31/2024
Return Stacked Global Stocks & Bonds ETF - NAV
Return Stacked Global Stocks & Bonds ETF - MKT
S&P Composite 1500
Total Return Index

Average Total Returns for the period ended January 31, 2024:	Since Inception (12/04/2023)	Ending Value (01/31/2024)
Return Stacked Global Stocks & Bonds ETF - NAV	6.06%	$10,606
Return Stacked Global Stocks & Bonds ETF - Market	6.33%	$10,633
S&P Composite 1500 Total Return Index	6.03%	$10,603

This chart illustrates the performance of a hypothetical $10,000 investment made on December 4, 2023 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (844) 737-3001. The Fund’s net expense ratio is 0.41% (as of the Fund’s most recently filed Prospectus).

14

Return Stacked Bonds & Managed Futures ETF

Security Type	% of Total Net Assets
Exchange Traded Funds	50.6%
Cash & Cash Equivalents(1)	49.4
Total	100.0%

ALLOCATION OF OTHER FINANCIAL INSTRUMENTS at January 31, 2024 (Unaudited)(2)

Security Type	% of Total Net Assets
Open Futures Contract Purchased	2.0%
Open Futures Contract Sold	-0.2
Total	1.8%

Return Stacked U.S. Stocks & Managed Futures ETF

ALLOCATION OF PORTFOLIO HOLDINGS (excluding other financial instruments) at January 31, 2024 (Unaudited)

Security Type	% of Total Net Assets
Exchange Traded Funds	76.2%
Cash & Cash Equivalents(1)	23.8
Total	100.0%

ALLOCATION OF OTHER FINANCIAL INSTRUMENTS at January 31, 2024 (Unaudited)(2)

Security Type	% of Total Net Assets
Open Futures Contract Purchased	2.1%
Open Futures Contract Sold	-0.2
Total	1.9%

Return Stacked Global Stocks & Bonds ETF

ALLOCATION OF PORTFOLIO HOLDINGS (excluding other financial instruments) at January 31, 2024 (Unaudited)

Security Type	% of Total Net Assets
Exchange Traded Funds	90.6%
Cash & Cash Equivalents(1)	9.4
Total	100.0%

ALLOCATION OF OTHER FINANCIAL INSTRUMENTS at January 31, 2024 (Unaudited)(2)

Security Type	% of Total Net Assets
Open Futures Contract Purchased	0.9%
Total	0.9%

(1)Represents short-term investments and other assets in excess of liabilities.

(2)Percentages are based on unrealized appreciation (depreciation).

ALLOCATION OF PORTFOLIO HOLDINGS (excluding other financial instruments) at January 31, 2024 (Unaudited)

15

The accompanying notes are an integral part of these financial statements.

Return Stacked Bonds & Managed Futures ETF

	Shares	Value
EXCHANGE TRADED FUNDS - 50.6%
iShares Core U.S. Aggregate Bond ETF(a)	248,036	$24,580,368
Total Exchange Traded Funds (Cost $23,536,728)		24,580,368

SHORT-TERM INVESTMENTS - 38.2%
Money Market Funds - 38.2%
First American Government Obligations Fund - Class X, 5.25%(a)(b)	18,566,212	18,566,212
Total Short-Term Investments (Cost $18,566,212)		18,566,212

TOTAL INVESTMENTS - 88.8% (Cost $42,102,940)		$43,146,580
Other Assets in Excess of Liabilities - 11.2%		5,438,386
Total Net Assets - 100.0%		$48,584,966

Percentages are stated as a percent of net assets.

(a)Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)The rate shown represents the 7-day effective yield as of January 31, 2024.

Consolidated Schedule of Investments as of January 31, 2024

16

The accompanying notes are an integral part of these financial statements.

Return Stacked Bonds & Managed Futures ETF

Consolidated Schedule of Open Futures Contracts as of January 31, 2024

The Return Stacked Bonds & Managed Futures ETF & CFC had the following futures contracts outstanding with PhillipCapital Inc.

Description	Contracts Purchased	Expiration Date	Notional	Value / Unrealized Appreciation (Depreciation)
Brent Crude Oil(a)	10	02/29/2024	$805,500	$(11,074)
British Pound/US Dollar Cross Currency Rate	15	03/18/2024	1,192,031	(675)
Canadian Dollar/US Dollar Cross Currency Rate	6	03/19/2024	447,990	(505)
Euro STOXX 50 Quanto Index (EUR)	85	03/15/2024	3,972,939	96,838
Euro/US Dollar Cross Currency Rate	1	03/18/2024	135,756	(353)
Euro-Bond (EUR)	65	03/07/2024	8,826,538	(46,747)
German Stock Index (EUR)	14	03/15/2024	5,950,496	37,108
Gold(a)	12	04/26/2024	2,480,880	23,679
Long Gilt (GBP)	3	03/26/2024	300,651	3,452
Nasdaq 100 Mini Index	35	03/15/2024	12,069,575	203,036
Nikkei 225 Index	25	03/07/2024	4,488,125	200,604
NY Harbor ULSD(a)	11	02/29/2024	1,286,762	36,297
Reformulated Gasoline Blendstock(a)	2	02/29/2024	187,421	(2,744)
S&P 500 Mini Index	71	03/15/2024	17,290,275	136,877
S&P/Toronto Stock Exchange 60 Index (CAD)	22	03/14/2024	5,589,693	5,436
U.S. Treasury 5 Year Note	225	03/28/2024	24,387,891	98,267
U.S. Treasury Long Bonds	135	03/19/2024	16,516,406	193,325
				$972,821

Description	Contracts Sold	Expiration Date	Notional	Value / Unrealized Appreciation (Depreciation)
Australian Dollar/US Dollar Cross Currency Rate	(25)	03/18/2024	$1,651,250	$(19)
Copper(a)	(6)	03/26/2024	585,900	(20,180)
Crude Oil(a)	(6)	02/20/2024	455,100	(2,746)
FTSE 100 Index (GBP)	(11)	03/15/2024	842,253	(14,264)
Japanese Yen/US Dollar Cross Currency Rate	(161)	03/18/2024	13,853,044	(71,170)
Low Sulphur Gas Oil(a)	(2)	03/12/2024	167,400	(1,567)
Natural Gas(a)	(49)	02/27/2024	1,029,000	35,766
Silver(a)	(2)	03/26/2024	231,690	(2,808)
U.S. Treasury 10 Year Notes	(112)	03/19/2024	12,580,750	(34,939)
U.S. Treasury 2 Year Notes	(12)	03/28/2024	2,467,875	(4,153)
				$(116,080)
Total Unrealized Appreciation (Depreciation)				$856,741

(a)All or a portion of the investment is a holding of Return Stacked Cayman Subsidiary.

CAD - Canadian Dollar

EUR - Euro

GBP - Great British Pound

17

The accompanying notes are an integral part of these financial statements.

Return Stacked U.S. Stocks & Managed Futures ETF

	Shares	Value
EXCHANGE TRADED FUNDS - 76.2%
iShares Core S&P 500 ETF(a)	91,093	$44,198,323
Total Exchange Traded Funds (Cost $41,859,868)		44,198,323

SHORT-TERM INVESTMENTS - 10.2%
Money Market Funds - 10.2%
First American Government Obligations Fund - Class X, 5.25%(b)	5,933,430	5,933,430
Total Short-Term Investments (Cost $5,933,430)		5,933,430

TOTAL INVESTMENTS - 86.4% (Cost $47,793,298)		$50,131,753
Other Assets in Excess of Liabilities - 13.6%		7,866,799
Total Net Assets - 100.0%		$57,998,552

Percentages are stated as a percent of net assets.

(a)Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)The rate shown represents the 7-day effective yield as of January 31, 2024.

Consolidated Schedule of Investments as of January 31, 2024

18

The accompanying notes are an integral part of these financial statements.

Return Stacked U.S. Stocks & Managed Futures ETF

Consolidated Schedule of Open Futures Contracts as of January 31, 2024

The Return Stacked U.S. Stocks & Managed Futures ETF & CFC had the following futures contracts outstanding with PhillipCapital Inc.

Description	Contracts Purchased	Expiration Date	Notional	Value / Unrealized Appreciation (Depreciation)
Brent Crude Oil(a)	13	02/29/2024	$1,047,150	$(11,852)
British Pound/US Dollar Cross Currency Rate	18	03/18/2024	1,430,437	691
Canadian Dollar/US Dollar Cross Currency Rate	7	03/19/2024	522,655	(194)
Euro STOXX 50 Quanto Index (EUR)	104	03/15/2024	4,859,278	96,704
Euro/US Dollar Cross Currency Rate	1	03/18/2024	135,756	(378)
Euro-Bond (EUR)	78	03/07/2024	10,592,541	(47,348)
German Stock Index (EUR)	14	03/15/2024	5,951,135	45,155
Gold(a)	14	04/26/2024	2,894,360	27,274
Long Gilt (GBP)	3	03/26/2024	300,777	4,038
Nasdaq 100 Mini Index	42	03/15/2024	14,483,490	146,493
Nikkei 225 Index	26	03/07/2024	4,667,650	198,347
NY Harbor ULSD(a)	13	02/29/2024	1,520,719	37,551
Reformulated Gasoline Blendstock(a)	2	02/29/2024	187,421	(2,660)
S&P 500 Mini Index	122	03/15/2024	29,710,050	579,330
S&P/Toronto Stock Exchange 60 Index (CAD)	22	03/14/2024	5,589,860	4,939
U.S. Treasury 5 Year Note	206	03/28/2024	22,328,469	49,080
U.S. Treasury Long Bonds	103	03/19/2024	12,601,406	100,815
				$1,227,985

Description	Contracts Sold	Expiration Date	Notional	Value / Unrealized Appreciation (Depreciation)
Australian Dollar/US Dollar Cross Currency Rate	(30)	03/18/2024	$1,981,500	$(1,465)
Copper(a)	(8)	03/26/2024	781,200	(21,123)
Crude Oil(a)	(7)	02/20/2024	530,950	(14,383)
FTSE 100 Index (GBP)	(11)	03/15/2024	844,298	(23,788)
Japanese Yen/US Dollar Cross Currency Rate	(196)	03/18/2024	16,864,575	32,510
Low Sulphur Gas Oil(a)	(2)	03/12/2024	167,400	(1,492)
Natural Gas(a)	(59)	02/27/2024	1,239,000	15,820
Silver(a)	(2)	03/26/2024	231,690	(1,808)
U.S. Treasury 10 Year Notes	(168)	03/19/2024	18,871,125	(67,668)
U.S. Treasury 2 Year Notes	(50)	03/28/2024	10,282,813	(17,777)
				$(101,174)
Total Unrealized Appreciation (Depreciation)				$1,126,811

(a)All or a portion of the investment is a holding of Return Stacked Cayman Subsidiary.

CAD - Canadian Dollar

EUR - Euro

GBP - Great British Pound

19

The accompanying notes are an integral part of these financial statements.

Return Stacked Global Stocks & Bonds ETF

	Shares	Value
EXCHANGE TRADED FUNDS - 90.6%
Vanguard Total International Stock ETF(a)	421,825	$24,031,370
Vanguard Total Stock Market ETF(a)	144,761	34,723,821
Total Exchange Traded Funds (Cost $57,670,681)		58,755,191

SHORT-TERM INVESTMENTS - 5.8%
Money Market Funds - 5.8%
First American Government Obligations Fund - Class X, 5.25%(b)	3,730,752	3,730,752
Total Short-Term Investments (Cost $3,730,752)		3,730,752

TOTAL INVESTMENTS - 96.4% (Cost $61,401,433)		$62,485,943
Other Assets in Excess of Liabilities - 3.6%		2,352,044
Total Net Assets - 100.0%		$64,837,987

Percentages are stated as a percent of net assets.

(a)Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)The rate shown represents the 7-day effective yield as of January 31, 2024.

Schedule of Open Futures Contracts as of January 31, 2024

The Return Stacked Global Stocks & Bonds ETF had the following futures contracts outstanding with PhillipCapital Inc.

Description	Contracts Purchased	Expiration Date	Notional	Value / Unrealized Appreciation (Depreciation)
S&P 500 Mini Index	27	03/15/2024	$6,575,175	$177,009
U.S. Treasury 10 Year Notes	143	03/19/2024	16,062,922	121,696
U.S. Treasury 2 Year Notes	78	03/28/2024	16,041,188	44,282
U.S. Treasury 5 Year Note	148	03/28/2024	16,041,813	88,524
U.S. Treasury Long Bonds	130	03/19/2024	15,904,688	121,592
				$553,104
Total Unrealized Appreciation (Depreciation)				$553,104

Schedule of Investments as of January 31, 2024

Return Stacked ETFs

20

The accompanying notes are an integral part of these financial statements.

	Return Stacked Bonds & Managed Futures ETF (Consolidated)	Return Stacked U.S. Stocks & Managed Futures ETF (Consolidated)	Return Stacked Global Stocks & Bonds ETF

Assets:
Investments in securities, at value (Cost $42,102,940, $47,793,298, and $61,401,433, respectively) (Note 2)	$43,146,580	$50,131,753	$62,485,943
Foreign cash (Proceeds $9,433, $15,145, and $0, respectively)	9,433	15,145	—
Deposits at broker for futures	4,667,775	4,644,544	1,800,018
Receivables:
Dividends and interest	78,451	28,436	15,797
Fund shares sold	—	10,007,700	—
Investment securities sold	52,669	73,129	—
Variable fee receivable	—	5,003	—
Unrealized appreciation on futures	1,070,685	1,338,747	553,104
Total assets	49,025,593	66,244,457	64,854,862

Liabilities:
Payables:
Investment securities purchased	190,354	7,998,659	—
Management fees, net (Note 4)	36,329	35,310	16,875
Unrealized depreciation on futures	213,944	211,936	—
Total liabilities	440,627	8,245,905	16,875
Net Assets	$48,584,966	$57,998,552	$64,837,987

Components of Net Assets:
Paid-in capital	$50,389,203	$56,179,177	$63,198,287
Total distributable (accumulated) earnings (losses)	(1,804,237)	1,819,375	1,639,700
Net assets	$48,584,966	$57,998,552	$64,837,987

Net Asset Value (unlimited shares authorized):
Net assets	$48,584,966	$57,998,552	$64,837,987
Shares of beneficial interest issued and outstanding	2,875,000	2,900,000	3,075,000
Net asset value	$16.90	$20.00	$21.09

STATEMENTS OF ASSETS AND LIABILITIES at January 31, 2024

Return Stacked ETFs

21

The accompanying notes are an integral part of these financial statements.

	Return Stacked Bonds & Managed Futures ETF(1) (Consolidated)	Return Stacked U.S. Stocks & Managed Futures ETF(2) (Consolidated)	Return Stacked Global Stocks & Bonds ETF(3)

Investment Income:
Interest income	474,710	101,025	21,973
Dividend income	361,917	116,094	222,834
Total investment income	836,627	217,119	244,807

Expenses:
Management fees (Note 4)	224,623	90,930	32,497
Broker interest expense	10,468	562	129
Total expenses	235,091	91,492	32,626
Less: Management fee waiver (Note 4)	—	—	(9,749)
Net expenses	235,091	91,492	22,877
Net investment income (loss)	601,536	125,627	221,930

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(232,028)	(68,344)	(2)
Foreign currency transactions	(3,441)	46	—
Futures contracts	(4,595,660)	(2,265,684)	145
Change in net unrealized appreciation/depreciation on:
Investments	1,043,640	2,338,455	1,084,510
Foreign currency translations	1,276	(1,367)	—
Futures contracts	856,741	1,126,811	553,104
Net realized and unrealized gain (loss)	(2,929,472)	1,129,917	1,637,757
Net increase (decrease) in net assets resulting from operations	$(2,327,936)	$1,255,544	$1,859,687

(1)The Fund commenced operations on February 7, 2023. The information presented is from February 7, 2023 to January 31, 2024.

(2)The Fund commenced operations on September 5, 2023. The information presented is from September 5, 2023 to January 31, 2024.

(3)The Fund commenced operations on December 4, 2023. The information presented is from December 4, 2023 to January 31, 2024.

STATEMENTS OF OPERATIONS For the Periods Ended January 31, 2024

22

The accompanying notes are an integral part of these financial statements.

Return Stacked Bonds & Managed Futures ETF

Period Ended January 31, 2024(1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$601,536
Net realized gain (loss)	(4,831,129)
Change in net unrealized appreciation/depreciation	1,901,657
Net increase (decrease) in net assets resulting from operations	(2,327,936)

Distributions to Shareholders:
Distributions to shareholders	(1,066,381)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net change in outstanding shares(2)	51,979,283
Total increase (decrease) in net assets	48,584,966

Net Assets:
Beginning of period	—
End of period	$48,584,966

(1)The Fund commenced operations on February 7, 2023. The information presented is from February 7, 2023 to January 31, 2024.

(2) Summary of share transactions is as follows:

	Period Ended January 31, 2024(1)
	Shares	Value
Shares sold	3,175,000	$57,144,810
Shares redeemed	(300,000)	(5,194,242)
Variable fees	—	28,715
Net increase (decrease)	2,875,000	$51,979,283

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

23

The accompanying notes are an integral part of these financial statements.

Return Stacked U.S. Stocks & Managed Futures ETF

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Period Ended January 31, 2024(1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$125,627
Net realized gain (loss)	(2,333,982)
Change in net unrealized appreciation/depreciation	3,463,899
Net increase (decrease) in net assets resulting from operations	1,255,544

Distributions to Shareholders:
Distributions to shareholders	(338,962)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net change in outstanding shares(2)	57,081,970
Total increase (decrease) in net assets	57,998,552

Net Assets:
Beginning of period	—
End of period	$57,998,552

(1)The Fund commenced operations on September 5, 2023. The information presented is from September 5, 2023 to January 31, 2024.

(2)Summary of share transactions is as follows:

	Period Ended January 31, 2024(1) (Unaudited)
	Shares	Value
Shares sold	2,900,000	$57,054,943
Shares redeemed	—	—
Variable fees	—	27,027
Net increase (decrease)	2,900,000	$57,081,970

24

The accompanying notes are an integral part of these financial statements.

Return Stacked Global Stocks & Bonds ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended January 31, 2024(1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$221,930
Net realized gain (loss)	143
Change in net unrealized appreciation/depreciation	1,637,614
Net increase (decrease) in net assets resulting from operations	1,859,687

Distributions to Shareholders:
Distributions to shareholders	(219,987)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net change in outstanding shares(2)	63,198,287
Total increase (decrease) in net assets	64,837,987

Net Assets:
Beginning of period	—
End of period	$64,837,987

(1)The Fund commenced operations on December 4, 2023. The information presented is from December 4, 2023 to January 31, 2024.

(2)Summary of share transactions is as follows:

	Period Ended January 31, 2024(1) (Unaudited)
	Shares	Value
Shares sold	3,075,000	$63,193,315
Shares redeemed	—	—
Variable fees	—	4,972
Net increase (decrease)	3,075,000	$63,198,287

25

The accompanying notes are an integral part of these financial statements.

Return Stacked Bonds & Managed Futures ETF

Period Ended January 31, 2024(1)

Net asset value, beginning of period	$20.00

Income from Investment Operations:
Net investment income (loss)(2)	0.44
Net realized and unrealized gain (loss)(3)	(3.15)
Total from investment operations	(2.71)

Less Distributions:
From net investment income	(0.41)
Total distributions	(0.41)

Capital Share Transactions:
Variable fees	0.02
Net asset value, end of period	$16.90
Total return(4)(5)	(13.53)%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$48.6
Ratio of expenses to average net assets(6)(7)(9)	0.99%
Ratio of net investment income (loss) to average net assets(6)(8)(10)	2.54%
Portfolio turnover rate(4)	259%

(1)The Fund commenced operations on February 7, 2023. The information presented is from February 7, 2023 to January 31, 2024.

(2)Calculated using average shares outstanding method.

(3)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to the share transactions for the period.

(4)Not annualized.

(5)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(6)Annualized.

(7)The ratio of expenses to average net assets includes broker interest expenses. The expense ratios excluding broker interest expenses was 0.95% for the period ended January 31, 2024.

(8)The ratio of net investment income (loss) to average net assets includes interest expense on futures contracts.

(9)Does not include expenses of the investment companies in which the Fund invests.

(10)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

CONSOLIDATED FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

26

The accompanying notes are an integral part of these financial statements.

Return Stacked U.S. Stocks & Managed Futures ETF

	Period Ended January 31, 2024(1)

Net asset value, beginning of period	$20.00

Income from Investment Operations:
Net investment income (loss)(2)	0.11
Net realized and unrealized gain (loss)(3)	0.06
Total from investment operations	0.17

Less Distributions:
From net investment income	(0.12)
From long-term capital gains	(0.07)
Total distributions	(0.19)

Capital Share Transactions:
Variable fees	0.02
Net asset value, end of period	$20.00
Total return(4)(5)	0.92	%(11)

Ratios / Supplemental Data:
Net assets, end of period (millions)	$58.0
Ratio of expenses to average net assets(6)(7)(9)	0.96%
Ratio of net investment income (loss) to average net assets(6)(8)(10)	1.32%
Portfolio turnover rate(4)	19%

(1)The Fund commenced operations on September 5, 2023. The information presented is from September 5, 2023 to January 31, 2024.

(2)Calculated using average shares outstanding method.

(3)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(4)Not annualized.

(5)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(6)Annualized.

(7)The ratio of expenses to average net assets includes broker interest expense. The expense ratios excluding broker interest expense was 0.95% for the period ended January 31, 2024.

(8)The ratio of net investment income (loss) to average net assets includes miscellaneous expenses.

(9)Does not include expenses of the investment companies in which the Fund invests.

(10)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(11)Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

CONSOLIDATED FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

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The accompanying notes are an integral part of these financial statements.

Return Stacked Global Stocks & Bonds ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

Period Ended January 31, 2024(1)

Net asset value, beginning of period	$20.00

Income from Investment Operations:
Net investment income (loss)(2)	0.11
Net realized and unrealized gain (loss)(3)	1.11
Total from investment operations	1.22

Less Distributions:
From net investment income	(0.13)
Total distributions	(0.13)

Capital Share Transactions:
Variable fees(12)	0.00
Net asset value, end of period	$21.09
Total return(4)(5)	6.06%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$64.8
Ratio of expenses to average net assets(6)(7)(10)
Before management fees waived	0.50%
After management fees waived	0.35%
Ratio of net investment income (loss) to average net assets(6)(8)(11)
Before management fees waived	3.26%
After management fees waived	3.41%
Portfolio turnover rate(4)(9)	0%

(1)The Fund commenced operations on December 4, 2023. The information presented is from December 4, 2023 to January 31, 2024.

(2)Calculated using average shares outstanding method.

(3)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(4)Not annualized.

(5)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(6)Annualized.

(7)The ratio of expenses to average net assets includes broker interest expense. The expense ratios excluding broker interest expense before and after fees waived was 0.50% and 0.35%, respectively, for the period ended January 31, 2024.

(8)The ratio of net investment income (loss) to average net assets includes miscellaneous expenses.

(9)Excludes the impact of in-kind transactions.

(10)Does not include expenses of the investment companies in which the Fund invests.

(11)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(12)Does not round to $0.01

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Return Stacked ETFs

NOTE 1 – ORGANIZATION

The Return Stacked Bonds & Managed Futures ETF (the “RSBT ETF”), the Return Stacked U.S. Stocks & Managed Futures ETF (the “RSST ETF”), and the Return Stacked Global Stocks and Bonds ETF (the “RSSB ETF”) (each a “Fund”, and collectively, the “Funds”) are each a non-diversified series of the Tidal Trust II (the “Trust”). The Trust was organized as a Delaware statutory trust on January 13, 2022. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Tidal Investments LLC (f/k/a Toroso Investments, LLC) (“Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Funds and Newfound Research LLC (the “Sub-Adviser”) serves as sub-adviser to the Funds. ReSolve Asset Management SEZC (Cayman) (“ReSolve”) serves as futures trading advisor to the RBST ETF, the RSST ETF, and their respective Subsidiaries. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” The RSBT ETF commenced operations on February 7, 2023, the RSST ETF commenced operations on September 5, 2023, and the RSSB ETF commenced operations on December 4, 2023.

The investment objective of each Fund is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities that are listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Funds are open for business.

Futures contracts are priced by an approved independent pricing service. Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Under Rule 2a-5 of the 1940 Act, a fair value will be determined for securities for which quotations are not readily available by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value (“NAV”) of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS January 31, 2024

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Return Stacked ETFs

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS January 31, 2024 (Continued)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value each Fund’s investments as of January 31, 2024:

	RSBT ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$24,580,368	$—	$—	$24,580,368
Short-Term Investments	18,566,212	—	—	18,566,212
Total Investments in Securities	$43,146,580	$—	$—	$43,146,580

Other Financial Instruments(1)	Level 1	Level 2	Level 3	Total
Long Futures Contracts	$972,821	$—	$—	$972,821
Short Futures Contracts	(116,080)	—	—	(116,080)
Total Futures Contracts	$856,741	$—	$—	$856,741

	RSST ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$44,198,323	$—	$—	$44,198,323
Short-Term Investments	5,933,430	—	—	5,933,430
Total Investments in Securities	$50,131,753	$—	$—	$50,131,753

Other Financial Instruments(1)	Level 1	Level 2	Level 3	Total
Long Futures Contracts	$1,227,985	$—	$—	$1,227,985
Short Futures Contracts	(101,174)			(101,174)
Total Futures Contracts	$1,126,811	$—	$—	$1,126,811

	RSSB ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$58,775,191	$—	$—	$58,775,191
Short-Term Investments	3,730,752	—	—	3,730,752
Total Investments in Securities	$62,485,943	$—	$—	$62,485,943

Other Financial Instruments(1)	Level 1	Level 2	Level 3	Total
Long Futures Contracts	$553,104	$—	$—	$553,104
Total Futures Contracts	$553,104	$—	$—	$553,104

(1)Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are presented at the unrealized appreciation/depreciation on the investment.

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Return Stacked ETFs

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS January 31, 2024 (Continued)

B.Derivative Investments.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds uses futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Funds may use derivatives for risk management purposes or as part of their investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. Each Fund’s average notional value of futures contracts outstanding during the period ended January 31, 2024, was $(4,973,917) for RSBT ETF, $22,223,714 for RSST ETF, and $58,017,771 for RSSB ETF. The following tables show the effects of derivative instruments on the financial statements.

Statement of Assets and Liabilities

Fair value of derivative instruments as of January 31, 2024:

	Asset Derivatives		Liability Derivatives
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
RSBT ETF Open Futures Contracts Commodities Risk Equities Risk Foreign Exchange Currencies Risk Interest Rate Risk Total	Unrealized appreciation on futures (see Consolidated Statement of Assets and Liabilities)	$95,742 679,898 — 295,045 $1,070,685	Unrealized depreciation on futures (see Consolidated Statement of Assets and Liabilities)	$(41,119) (14,264) (72,722) (85,839) $(213,944)
RSST ETF Open Futures Contracts Commodities Risk Equities Risk Foreign Exchange Currencies Risk Interest Rate Risk Total	Unrealized appreciation on futures (see Consolidated Statement of Assets and Liabilities)	$80,645 1,070,968 33,201 153,933 $1,338,747	Unrealized depreciation on futures (see Consolidated Statement of Assets and Liabilities)	$(53,318) (23,788) (2,037) (132,793) $(211,936)
RSSB ETF Open Futures Contracts Equities Risk Interest Rate Risk Total	Unrealized appreciation on futures (see Statement of Assets and Liabilities)	$177,009 376,095 $553,104	Unrealized depreciation on futures (see Statement of Assets and Liabilities)	$ — — $ —

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Return Stacked ETFs

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended January 31, 2024:

Instrument	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
RSBT ETF Open Futures Contracts Commodities Risk Equities Risk Foreign Exchange Currencies Risk Interest Rate Risk Total	Net Realized and Unrealized Gain (Loss) on Futures Contracts	$(1,643,455) (804,856) (1,084,496) (1,062,853) $(4,595,660)	$54,623 665,635 (72,722) 209,205 $856,741
RSST ETF Open Futures Contracts Commodities Risk Equities Risk Foreign Exchange Currencies Risk Interest Rate Risk Total	Net Realized and Unrealized Gain (Loss) on Futures Contracts	$(929,682) 458,960 (853,105) (941,857) $(2,265,684)	$27,327 1,047,180 31,164 21,140 $1,126,811
RSSB ETF Open Futures Contracts Equities Risk Interest Rate Risk Total	Net Realized and Unrealized Gain (Loss) on Futures Contracts	$145 — $145	$177,009 376,095 $553,104

The Funds are not subject to master netting agreements; therefore, no additional disclosures regarding netting arrangements are required.

C.Federal Income Taxes. The Funds have elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes have been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and at least 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of January 31, 2024, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Funds recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. The Subsidiaries (defined in Note 2.H.) are exempted Cayman investment companies and as such are not subject to Cayman Island taxes at the present time. For U.S. income tax purposes, the Subsidiaries are controlled foreign corporations not subject to U.S. income taxes. As wholly-owned controlled foreign corporations, the Subsidiaries’ net income and capital gains, if any, will be included each year in the Funds’ investment company taxable income.

D.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS January 31, 2024 (Continued)

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Return Stacked ETFs

E.Futures Contracts. The Funds may purchase futures contracts to gain long and short exposure to commodities, currencies, fixed income and equities. The purchase of futures contracts may be more efficient or cost-effective than buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Upon entering into a futures contract, the Funds are required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, the Funds agree to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds will cover their current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risk associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Funds had futures contracts activity during the period ended January 31, 2024. Realized and unrealized gains and losses are included in the Statements of Operations. The futures contracts held by the Funds are exchange-traded with PhillipCapital, Inc. acting as the futures commission merchant.

F.Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

G.Basis for Consolidation for the Funds. The RSBT ETF and RSST ETF may invest up to 25% of their total assets in the Return Stacked Cayman Subsidiary (“RSBT CFC”) and Newfound RSST Cayman Subsidiary (“RSST CFC”), respectively (collectively, the “Subsidiaries”). The Subsidiaries will generally invest in futures contracts that do not generate “qualifying income” under the source of income test required to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Unlike the Funds, the Subsidiaries may invest without limitation in futures contracts; however, the Subsidiaries will comply with the same Investment Company Act of 1940, as amended (the “1940 Act”), requirements that are applicable to the Funds’ transactions in derivatives. In addition, the Subsidiaries will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Funds. Unlike the Funds, the Subsidiaries will not seek to qualify as a RIC under the Code. The Funds are the sole investor in the Subsidiaries and do not expect the shares of the Subsidiaries to be offered or sold to other investors. Each fund’s investment in it’s subsidiary as of January 31, 2024 is as follows:

Fund	Subsidiary	Investment in Subsidiary	% of Fund Net Assets
RSBT	RSBT CFC	$511,069	1.1%
RSST	RSST CFC	$829,206	1.4%

H.Derivatives Transactions. Pursuant to Rule 18f-4 under the 1940 Act, the SEC imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS January 31, 2024 (Continued)

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Return Stacked ETFs

senior securities. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Funds have implemented a Rule 18f-4 Derivative Risk Management Program that complies with Rule 18f-4.

I.Deposits at Broker for Futures. Deposits at broker for futures represents amounts that are held by PhillipsCapital, Inc. Such cash is excluded from cash and equivalents in the Statements of Assets and Liabilities.

J.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Funds are declared and paid annually. Distributions to shareholders from net realized gains on securities, if any, for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

K.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

L.Share Valuation. The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the Cboe BZX Exchange, Inc. (“CBOE”) is closed for trading.

M.Guarantees and Indemnifications. In the normal course of business, the Funds enters into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expects the risk of loss to be remote.

N.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Funds limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that the Funds reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Funds should be in a position where the value of illiquid investments held by the Funds exceeds 15% of the Fund’s net assets, the Funds will take such steps as set forth in the Program.

O.Reclassification of Capital Accounts. U.S. GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are primarily due to adjustments to open futures contracts, Subsidiary holdings, foreign currency, a distribution reclass, and return on capital. These reclassifications have no effect on net assets or net asset value per share. For the year ended January 31, 2024, the following adjustments were made:

Fund	Paid-In Capital	Total Distributable (Accumulated) Earnings (Losses)
RSBT ETF	$(1,590,080)	$1,590,080
RSST ETF	(902,793)	902,793
RSSB ETF	—	—

P.Recently Issued Accounting Pronouncements. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

Q.Other Regulatory Matters. In October 2022, the SEC adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS January 31, 2024 (Continued)

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NOTE 3 – PRINCIPAL INVESTMENT RISKS

Cayman Subsidiary Risk (RSBT ETF & RSST ETF Only). By investing in the Subsidiaries, the Funds are indirectly exposed to the risks associated with the Subsidiary’s investments. The futures contracts and other investments held by the Subsidiaries are subject to the same economic risks that apply to similar investments if held directly by the Funds. The Subsidiaries are not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and the Cayman Islands could result in the inability of the Funds and/or the Subsidiaries to continue to operate as it does currently and could adversely affect the Funds. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, the Funds’ shareholders would likely suffer decreased investment returns.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, commodities, currencies, funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in the underlying reference asset(s). Because derivatives often require only a limited initial investment, the use of derivatives may expose the Funds to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

•Futures Contracts. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Funds to make daily cash payments to maintain its required margin, particularly at times when the Funds may have insufficient cash; and (vi) unfavorable execution prices from rapid selling.

As with any investment, there is a risk that you could lose all or a portion of your principal investment in the Funds. The Funds are subject to principal risks which may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Funds, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in The Fund.”

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Funds pursuant to an investment advisory agreement with the Trust, on behalf of the Funds (the “Advisory Agreement”). The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance. The Adviser is also responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Funds as follows:

Fund	Management Fee	Management Fee After Waiver
RSBT ETF	0.95%	0.95%
RSST ETF	0.95%	0.95%
RSSB ETF(1)	0.50%	0.35%

(1)The Adviser has contractually agreed to waive 0.35% of its Management Fee for the RSSB ETF until at least May 30, 2024 (the “Fee Waiver Agreement,”). The Fee Waiver Agreement may be terminated only by, or with the consent of, the Board. Any waived Management Fees waived with respect to RSSB ETF are not subject to reimbursement to the Adviser by the Fund. Management Fees for the period ended January 31, 2024 are disclosed in the Statement of Operations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS January 31, 2024 (Continued)

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Under the Advisory Agreement, the Adviser has agreed to pay, or require the Sub-Adviser to pay, all expenses incurred by the Funds except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, litigation expenses, non-routine or extraordinary expenses, and the unitary management fee payable to the Adviser (collectively, the “Excluded Expenses”). The Management Fees incurred are paid monthly to the Adviser. The Adviser also serves as adviser to the Subsidiaries pursuant to advisory agreements between the Adviser and the Subsidiaries (the “Subsidiaries Advisory Agreements”). The Adviser does not receive any compensation for services rendered by the Adviser as investment adviser to the Subsidiaries and is not entitled to any compensation under the Subsidiaries Advisory Agreements.

The Sub-Advisers serve as sub-advisers to the Funds, pursuant to the sub-advisory agreement between the Adviser and the Sub-Advisers with respect to the Funds (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Advisers are responsible for the day-to-day management of the Funds’ portfolios, including determining the securities purchased and sold by the Funds, subject to the supervision of the Adviser and the Board. For its services, the Sub-Advisers are paid a fee by the Adviser, which fee is calculated daily and paid monthly. The Sub-Advisers have agreed to assume the Adviser’s obligation to pay all expenses incurred by the Funds, except for Excluded Expenses. For assuming the payment obligation, the Adviser has agreed to pay to the Sub-Advisers the profits, if any, generated by the Funds’ Management Fees. Expenses incurred by the Funds and paid by the Sub-Advisers include fees charged by Tidal, as defined below.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Funds’ administrator and, in that capacity, performs various administrative and management services for the Funds. Tidal coordinates the payment of Fund related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ sub-administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Funds. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ custodian U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Funds.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the periods ended January 31, 2024, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities and in-kind transactions were as follows:

Fund	Purchases	Sales
RSBT ETF	$61,026,317	$35,147,593
RSST ETF	47,783,560	4,128,095
RSSB ETF	12,549,218	232,186

For the periods ended January 31, 2024, there were no purchases and sales of long-term U.S. government securities.

For the periods ended January 31, 2024, in-kind transactions associated with creations and redemptions for the Funds were as follows:

Fund	Purchases	Sales
RSBT ETF	$—	$—
RSST ETF	—	—
RSSB ETF	45,353,651	—

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS January 31, 2024 (Continued)

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NOTE 6 – INCOME TAXES AND Distributions TO SHAREHOLDERS

The tax character of distributions paid during the period ended January 31, 2024, were as follows:

Distributions paid from:	RSBT ETF	RSST ETF	RSSB ETF
Ordinary income	$1,065,233	$209,669	$219,987
Long-term capital gain	—	129,293	—
Return of capital	1,148	—	—
Total distributions paid	$1,066,381	$338,962	$219,987

As of January 31, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

	RSBT ETF	RSST ETF	RSSB ETF
Cost of investments(1)	$42,385,234	$47,856,167	$61,401,435
Gross tax unrealized appreciation	1,103,698	2,381,880	1,163,640
Gross tax unrealized depreciation	(341,076)	(107,661)	(79,132)
Net tax unrealized appreciation (depreciation)	762,622	2,274,219	1,084,508
Undistributed ordinary income (loss)	—	—	223,243
Undistributed long-term capital gain (loss)	—	242,923	331,949
Total distributable earnings	—	242,923	555,192
Other accumulated gain (loss)	(2,566,859)	(697,767)	—
Total distributable (accumulated) earnings (losses)	$(1,804,237)	$1,819,375	$1,639,700

(1)The difference between book and tax-basis cost of investments was attributable primarily to the treatment of wash sales and non-QBOE futures.

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late-year losses), and within the taxable year, may be elected to be deferred to the first business day of the Funds’ next taxable year. As of the most recent fiscal period ended January 31, 2024, the RSBT ETF and RSST ETF elected to defer late year losses of $1,615,271, and $697,767, respectively. The RSSB ETF had no late year losses. As of the most recent fiscal period ended January 31, 2024, the Funds had long-term and short-term capital loss carryovers of the following, which do not expire.

Fund	Short-Term	Long-Term
RSBT ETF	$435,884	$515,704
RSST ETF	—	—
RSSB ETF	—	—

NOTE 7 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (The “Exchange”). Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Funds are $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS January 31, 2024 (Continued)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS January 31, 2024 (Continued)

agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees are imposed to compensate the Funds for transaction costs associated with cash transactions. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

NOTE 8 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of COVID-19. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser and Sub-Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment objectives, but there can be no assurance that they will be successful in doing so.

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there are no subsequent events that would need to be recorded or disclosed in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Return Stacked ETFs and
Board of Trustees of Tidal Trust II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and open futures contracts, of Return Stacked Bonds & Managed Futures ETF, Return Stacked U.S. Stocks & Managed Futures ETF and Return Stacked Global Stocks & Bonds ETF (the “Funds”), each a series of Tidal Trust II, as of January 31, 2024, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights (consolidated for Return Stacked Bonds & Managed Futures ETF and Return Stacked U.S. Stocks & Managed Futures ETF) for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Consolidated Statements of Operations	Consolidated Statements of Changes in Net Assets	Consolidated Financial Highlights
Return Stacked Bonds & Managed Futures ETF	For the period from February 7, 2023 (commencement of operations) through January 31, 2024
Return Stacked U.S. Stocks & Managed Futures ETF	For the period from September 5, 2023 (commencement of operations) through January 31, 2024
Fund Name	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Return Stacked Global Stocks & Bonds ETF	For the period from December 4, 2023 (commencement of operations) through January 31, 2024

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of Tidal Investment LLC’s investment companies since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania
March 29, 2024

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EXPENSE EXAMPLES For the Period Ended January 31, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Funds’ shares, and (2) ongoing costs, including management fees of the Funds. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The actual examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from the August 1, 2023 to January 31, 2024 for the Return Stacked Bonds & Managed Futures ETF, December 4, 2023 (commencement of operations) to January 31, 2024 for the Return Stacked Global Stocks & Bonds ETF, and September 5, 2023 (commencement of operations) to January 31, 2024. The hypothetical examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from August 1, 2023 to January 31, 2024.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. The example includes, but is not limited to, unitary fees. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Funds’ shares. Therefore, the second line of the following tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Return Stacked Bonds & Managed Futures ETF

	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During the Period August 1, 2023 – January 31, 2024
Actual(1)	$1,000.00	$943.70	$4.80
Hypothetical (5% annual return before expenses)(2)	$1,000.00	$1,020.27	$4.99

(1)The actual expenses are equal to the Fund’s annualized net expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent six-month period).

(2)The hypothetical expenses are equal to the Fund’s annualized net expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent six-month period).

Return Stacked U.S. Stocks & Managed Futures ETF

	Beginning Account Value September 5, 2023	Ending Account Value January 31, 2024	Expenses Paid During the Period September 5, 2023 – January 31, 2024
Actual(1)	$1,000.00	$1,009.90	$3.91

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	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During the Period August 1, 2023 – January 31, 2024
Hypothetical (5% annual return before expenses)(2)	$1,000.00	$1,020.37	$4.89

(1)The actual expenses are equal to the Fund’s annualized net expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 148/365 (to reflect the period from September 5, 2023, to January 31, 2024, the commencement of operations date to the end of the period).

(2)The hypothetical expenses are equal to the Fund’s annualized net expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent six-month period).

Return Stacked Global Stocks and Bonds ETF

	Beginning Account Value December 4, 2023	Ending Account Value January 31, 2024	Expenses Paid During the Period December 4, 2023 – January 31, 2024
Actual(1)	$1,000.00	$1,060.60	$0.57

	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During the Period August 1, 2023 – January 31, 2024
Hypothetical (5% annual return before expenses)(2)	$1,000.00	$1,023.44	$1.79

(1)The actual expenses are equal to the Fund’s annualized net expense ratio of 0.35% (fee waivers in effect), multiplied by the average account value over the period, multiplied by 58/365 (to reflect the period from December 4, 2023, to January 31, 2024, the commencement of operations date to the end of the period).

(2)The hypothetical expenses are equal to the Fund’s annualized net expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent six-month period).

EXPENSE EXAMPLES For the Period Ended January 31, 2023 (Unaudited) (Continued)

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TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(2)
Javier Marquina Born: 1973	Trustee	Indefinite term; since 2022	Founder and Chief Executive Officer of ARQ Consultants Inc. (since 2019); Interim CEO for the Americas of Acciona Inmobiliaria (2020 to 2021); Head of Investment Team for Latin America for GLL Real Estate Partners (2016 to 2020).	38	Board Vice-Chairman of Inmobiliaria Spectrum (Guatemala and UK); Independent Board Member of LATAM Logistics Properties S.A. (Columbia, Peru and Costa Rica)
Michelle McDonough Born: 1980	Trustee	Indefinite term; since 2022	Chief Operating Officer, Trillium Asset Management LLC.	38	Trillium Asset Management, LLC (2020 to 2023)
Dave Norris Born: 1976	Trustee	Indefinite term; since 2022	Chief Operating Officer, RedRidge Diligence Services	38	None
Interested Trustee and Executive Officer
Eric W. Falkeis (3) c/o Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Interested Trustee, Chairman	President and Principal Executive Officer since 2022, Indefinite term; Interested Trustee, Chairman, since 2022, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018); President and Principal Executive Officer (since 2018).	38

Independent Director, Muzinich BDC, Inc.(since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Fund, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014 to 2018); Trustee and Chairman of Tidal ETF Trust (since 2018).

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TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Aaron J. Perkovich c/o Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2023

Head of Fund Administration (since 2023), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S.Bancorp Fund Services, LLC (2006 to 2021).

				Not Applicable	Not Applicable
William H. Woolverton, Esq. c/o Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer, Indefinite term; since 2022

Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Tidal Investments LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, Cipperman Compliance Services, LLC (since 2020); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Vice President	Indefinite term; since 2023	Head of ETF Launches and Client Success (since 2023), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC; Assistant Treasurer, Tidal ETF Trust (since 2022).	Not Applicable	Not Applicable
Lissa M. Richter c/o Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Secretary	Indefinite term; since 2022	ETF Regulatory Manager, Tidal ETF Services LLC (Since 2021); Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC, (2005 to 2013).	Not Applicable	Not Applicable
Peter Chappy c/o Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1975	Assistant Treasurer	Indefinite term; since 2023

Fund Administration Manager, Tidal ETF Services LLC (since 2023); Product Owner, Allvue Systems (2022 to 2023); Senior Business Consultant, Refinitiv (2015 to 2022); Assistant Vice President, U.S.Bancorp Fund Services, LLC (2008 to 2015).

				Not Applicable	Not Applicable
Melissa Breitzman c/o Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1983	Assistant Treasurer	Indefinite term; since 2023	Fund Administration Manager, Tidal ETF Services LLC (since 2023); Assistant Vice President, U.S.Bancorp Fund Services, LLC (2005 to 2023).	Not Applicable	Not Applicable
Charles Ragauss c/o Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1987	Vice President	Indefinite term; since 2022	Portfolio Manager, Tidal Investments LLC (Since 2020); Chief Operating Officer (and other capacities) CSat Investment Advisory, L.P. (2016 to 2020).	Not Applicable	Not Applicable

(1)The Trustees have designated a mandatory retirement age of 76, such that each Trustee, serving as such on the date he or she reaches the age of 76, shall submit his or her resignation not later than the last day of the calendar year in which his or her 76th birthday occurs.

(2)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(3)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, an affiliate of the Adviser.

(4)The Trust, as of the date of this shareholder report, offered for sale to the public 38 of the 56 Funds registered with the SEC.

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BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY, SUB-ADVISORY AND FUTURES TRADING ADVISORY AGREEMENTS (Unaudited)

Return StackedTM Bonds & Managed Futures ETF
Return StackedTM Global Stocks & Bonds ETF
ETF
(each, a “new Fund” and together, the “New Funds”)

APPROVAL OF ADVISORY, SUB-ADVISORY AND FUTURES TRADING ADVISORY AGREEMENTS AND BOARD CONSIDERATIONS

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on January 30, 2023, the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”) considered the approval of:

•the Investment Advisory Agreement (the “Advisory Agreement”) between Toroso Investments, LLC (the “Adviser”) and the Trust, on behalf of each New Fund;

•an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement) between the Adviser and Newfound Research LLC (“Newfound” or the “Sub-Adviser”) with respect to the New Funds;

•a Futures Trading Advisory Agreement (the “Futures Trading Advisory Agreement”) between the Adviser and ReSolve Asset Management SEZC (Cayman) (“ReSolve” of the “Futures Trading Adviser”) with respect to the Return StackedTM Bonds & Managed Futures ETF;

• an Investment Advisory Agreement between the Return Stacked Cayman Subsidiary and the Adviser; and

• a Futures Trading Advisory Agreement between the Adviser and ReSolve with respect to the Return Stacked Cayman Subsidiary (together all referred to as the “Agreements”).

Pursuant to Section 15 of the 1940 Act, the Agreements must be approved by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for such meeting, the Board requested and reviewed a wide variety of information from the Adviser, Sub-Adviser and Futures Trading Adviser.

In reaching its decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services to be provided to each New Fund’s shareholders by the Adviser, Sub-Adviser and Futures Trading Adviser (with respect to the Return StackedTM Bonds & Managed Futures ETF and Return Stacked Cayman Subsidiary); (ii) the costs of the services to be provided and the profits to be realized by the Adviser, Sub-Adviser and Futures Trading Adviser (with respect to the Return StackedTM Bonds & Managed Futures ETF and Return Stacked Cayman Subsidiary) from services to be provided to the New Funds, including any fall-out benefits; (iv) comparative fee and expense data for each New Fund in relation to other investment companies with similar investment objectives; (v) the extent to which economies of scale would be realized as each New Fund grows and whether the advisory fees for the New Fund reflects these economies of scale for the benefit of the New Fund; and (vi) other financial benefits to the Adviser, Sub-Adviser or Futures Trading Adviser (with respect to the Return StackedTM Bonds & Managed Futures ETF and Return Stacked Cayman Subsidiary) and their affiliates resulting from services rendered to the New Funds. The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on January 30, 2023. Among other things, each of the Adviser, Sub-Adviser and Futures Trading Adviser provided responses to a detailed series of questions, which included information about the Adviser’s, Sub-Adviser’s and Futures Trading Adviser’s operations, service offerings, personnel, compliance program and financial condition. The Board then discussed the written and oral information that it received before the meeting, and the oral presentations and any other information that the Board received at the meeting, and deliberated on the renewal of the Agreements in light of this information.

The Independent Trustees were assisted throughout the contract review process by independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the renewal of the Agreements, and the weight to be given to each such factor. The conclusions reached with respect to the Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each New Fund. The Independent Trustees conferred amongst themselves and independent legal counsel in executive sessions both with and without representatives of management.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the scope of services to be provided under the Advisory Agreements, Sub-Advisory Agreement and Futures Trading Advisory Agreements. In considering the nature, extent and quality of the services to be provided by the Adviser, Sub-Adviser and Futures Trading Adviser (with respect to the Return StackedTM Bonds & Managed Futures ETF and Return Stacked Cayman Subsidiary), the Board reviewed the Adviser’s, Sub-Adviser’s and Futures Trading

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Return Stacked ETFs

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY, SUB-ADVISORY AND FUTURES TRADING ADVISORY AGREEMENTS (Unaudited) (Continued)

Adviser’s compliance infrastructure and financial strength and resources. The Board also considered the experience of the personnel of the Adviser, Sub-Adviser and Futures Trading Adviser working with ETFs. The Board also considered other services to be provided to the New Funds by the Adviser, Sub-Adviser and Futures Trading Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to each New Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to each New Fund by the Adviser, Sub-Adviser and Futures Trading Adviser (with respect to the Return StackedTM Bonds & Managed Futures ETF and Return Stacked Cayman Subsidiary) based on their experience, personnel, operations and resources.

Historical Performance. The Board noted that the New Funds had not yet commenced operations and that therefore there was no prior performance to review.

Cost of Services Provided, Profitability and Economies of Scale. The Board reviewed the proposed advisory fees for each New Fund and compared them to the management fees and total operating expenses of its Morningstar peer group. The Board noted that the comparisons to the total expense ratios were the most relevant comparisons, given the fact that the advisory fee for each New Fund is a “unified fee.”

The Board noted the importance of the fact that the proposed advisory fee for each New Fund is a “unified fee,” meaning that the shareholders of the Fund pay no expenses except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), litigation expenses, non-routine or extraordinary expenses, and the unitary management fee payable to the Adviser. The Board also noted that the Adviser was responsible for compensating the Trust’s other service providers and paying the New Fund’s other expenses (except as noted above) out of its own fees and resources. The Board further noted that because the New Funds are new, it was difficult to estimate the profitability of each New Fund to the Adviser. The Board, however, considered collateral or “fall-out” benefits that the Adviser and its affiliates may derive as a result of their relationship with the New Funds. The Board did note that the Adviser did not receive any additional compensation for serving as investment adviser to the Return Stacked Cayman Subsidiary.

The Board noted that because the New Funds are new, it also was difficult to estimate whether the Fund would experience economies of scale. The Board noted that the Adviser will review expenses as each New Fund’s assets grow. The Board determined to evaluate economies of scale on an ongoing basis if the New Funds achieved asset growth.

The Board also reviewed the proposed sub-advisory fee paid to the Sub-Adviser and the proposed fee to be paid to the Futures Trading Adviser (with respect to the Return StackedTM Bonds & Managed Futures ETF and Return Stacked Cayman Subsidiary) for their services. The Board considered each of these fees in light of the services being provided. The Board determined that the proposed fees reflected an appropriate allocation of the advisory fee paid to the Adviser, Sub-Adviser and Futures Trading Adviser given the work performed by each firm. The Board also considered that Newfound and ReSolve were acting as sponsor for the New Funds and the Return StackedTM Bonds & Managed Futures ETF, respectively, and had agreed to assume the payment of any fund expenses above the level of the unitary fee. The Board considered that pursuant to these arrangements, if fund expenses, including a payment to the adviser of a certain amount, fall below the level of the unitary fee, the adviser would pay any remaining portion of the unitary fee to the sponsor out of its profits. The Board concluded that the proposed fees were reasonable in light of the services rendered.

The Board also considered that the sub-advisory fee and futures trading advisory fee are paid to the Sub-Adviser and Futures Trading Adviser (with respect to the Return StackedTM Bonds & Managed Futures ETF and Return Stacked Cayman Subsidiary) out of the Adviser’s unified fee and represents an arm’s-length negotiation between the Adviser and the Sub-Adviser and Futures Trading Adviser. For these reasons, the Trustees determined that the profitability to the Sub-Adviser and Futures Trading Adviser from their relationship with the respective New Funds was not a material factor in their deliberations with respect to consideration of approval of the Sub-Advisory Agreement and Futures Trading Agreements. The Board considered that, because these fees are paid by the Adviser out of its unified fee, any economies of scale would not benefit shareholders and, thus, were not relevant for the consideration of the approval of the sub-advisory fee.

Conclusion. No single factor was determinative to the decision of the Board. Based on the Board’s deliberations and its evaluation of the information described above and such other matters as were deemed relevant, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of each Agreement is fair and reasonable; (b) concluded that the Adviser’s, Sub-Adviser’s and Futures Trading Adviser’s fees are reasonable in light of the services that the Adviser, Sub-Adviser and Futures Trading Adviser will provide to each Fund; and (c) agreed to approve the Agreements for an initial term of two years.

45

Return Stacked ETFs

Return StackedTM U.S. Stocks & Managed Futures ETF (“Return StackedTM ETF”)
(the “Fund”)

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS AND BOARD CONSIDERATIONS

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on August 15, 2023, the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”) considered the approval of:

•the Investment Advisory Agreements (the “Advisory Agreement”) between Toroso Investments, LLC (the “Adviser”) and the Trust, on behalf of the Fund;

•an Investment Sub-Advisory Agreement (the “Newfound Sub-Advisory Agreement) between the Adviser and Newfound Research LLC (“Newfound” or the “Sub-Adviser”) with respect to the Return StackedTM ETF;

•an Amended Futures Trading Advisory Agreement (the “Futures Trading Advisory Agreement”) between the Adviser and ReSolve Asset Management SEZC (“ReSolve”) with respect to the Return StackedTM ETF;

• an Investment Advisory Agreement between the Newfound RSST Cayman Subsidiary and the Adviser; and

• a Subsidiary Futures Trading Advisory Agreement between the Adviser and Newfound with respect to the Newfound RSST Cayman Subsidiary (together all referred to as the “Agreements”).

Pursuant to Section 15 of the 1940 Act, the Agreements must be approved by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for such meeting, the Board requested and reviewed a wide variety of information from the Adviser and Sub-Advisers.

In reaching its decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services to be provided to each Fund’s shareholders by the Adviser and Sub-Advisers; (ii) the costs of the services to be provided and the profits to be realized by the Adviser and Sub-Advisers from services to be provided to each Fund, including any fall-out benefits; (iv) comparative fee and expense data for each Fund in relation to other investment companies with similar investment objectives; (v) the extent to which economies of scale would be realized as the each Fund grows and whether the advisory fees for each Fund reflects these economies of scale for the benefit of the New Fund; and (vi) other financial benefits to the Adviser and Sub-Advisers and their affiliates resulting from services rendered to each Fund. The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on August 15, 2023. Among other things, each of the Adviser and Sub-Advisers provided responses to a detailed series of questions, which included information about the Adviser’s and each Sub-Adviser’s operations, service offerings, personnel, compliance program and financial condition. The Board then discussed the written and oral information that it received before the meeting, and the oral presentations and any other information that the Board received at the meeting, and deliberated on the renewal of the Agreements in light of this information.

The Independent Trustees were assisted throughout the contract review process by independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the renewal of the Agreements, and the weight to be given to each such factor. The conclusions reached with respect to the Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund. The Independent Trustees conferred amongst themselves and independent legal counsel in executive sessions both with and without representatives of management.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the scope of services to be provided under the Advisory Agreements, Sub-Advisory Agreements and Futures Trading Advisory Agreements. In considering the nature, extent and quality of the services to be provided by the Adviser and Sub-Advisers, the Board reviewed the Adviser’s and each Sub-Adviser’s compliance infrastructure and financial strength and resources. The Board also considered the experience of the personnel of the Adviser and Sub-Advisers working with ETFs. The Board also considered other services to be provided to each Fund by the Adviser and Sub-Advisers, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to each Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to each Fund by the Adviser and Sub-Advisers based on their experience, personnel, operations and resources.

Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory AGREEMENTS (Unaudited)

46

Return Stacked ETFs

Historical Performance. The Board noted that each Fund had not yet commenced operations and that therefore there was no prior performance to review.

Cost of Services Provided, Profitability and Economies of Scale. The Board reviewed the proposed advisory fees for each Fund and compared them to the management fees and total operating expenses of its Morningstar peer group. The Board noted that the comparisons to the total expense ratios were the most relevant comparisons, given the fact that the advisory fee for each Fund is a “unified fee.”

The Board noted the importance of the fact that the proposed advisory fee for each Fund is a “unified fee,” meaning that the shareholders of the Fund pay no expenses except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), litigation expenses, non-routine or extraordinary expenses, and the unitary management fee payable to the Adviser. The Board also noted that the Adviser was responsible for compensating the Trust’s other service providers and paying each Fund’s other expenses (except as noted above) out of its own fees and resources. The Board further noted that because each Fund is new, it was difficult to estimate the profitability of each Fund to the Adviser. The Board, however, considered collateral or “fall-out” benefits that the Adviser and its affiliates may derive as a result of their relationship with each Fund. The Board did note that the Adviser did not receive any additional compensation for serving as investment adviser to the Newfound RSST Cayman Subsidiary.

The Board noted that because each Fund is new, it also was difficult to estimate whether the Fund would experience economies of scale. The Board noted that the Adviser will review expenses as each Fund’s assets grow. The Board determined to evaluate economies of scale on an ongoing basis if each Fund achieved asset growth.

The Board also reviewed the proposed sub-advisory fee paid to the Sub-Advisers for their services. The Board considered each of these fees in light of the services being provided. The Board determined that the proposed fees reflected an appropriate allocation of the advisory fee paid to the Adviser and Sub-Advisers given the work performed by each firm. The Board also considered that Newfound and ReSolve were acting as sponsors for the Return StackedTM ETF and had agreed to assume the payment of any fund expenses above the level of the unitary fee. The Board considered that pursuant to these arrangements, if fund expenses, including a payment to the adviser of a certain amount, fall below the level of the unitary fee, the adviser would pay any remaining portion of the unitary fee to the sponsor out of its profits. The Board concluded that the proposed fees were reasonable in light of the services rendered.

The Board also considered that the sub-advisory fees are paid to the Sub-Advisers out of the Adviser’s unified fee and represents an arm’s-length negotiation between the Adviser and each Sub-Adviser. For these reasons, the Trustees determined that the profitability to the Sub-Advisers from their relationship with each Fund was not a material factor in their deliberations with respect to consideration of approval of the Sub-Advisory Agreements and Futures Trading Agreements. The Board considered that, because these fees are paid by the Adviser out of its unified fee, any economies of scale would not benefit shareholders and, thus, were not relevant for the consideration of the approval of the sub-advisory fee.

Conclusion. No single factor was determinative to the decision of the Board. Based on the Board’s deliberations and its evaluation of the information described above and such other matters as were deemed relevant, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of each Agreement is fair and reasonable; (b) concluded that the Adviser’s and each Sub-Adviser’s fees are reasonable in light of the services that the Adviser and Sub-Advisers will provide to each Fund; and (c) agreed to approve the Agreements for an initial term of two years.

Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory AGREEMENTS (Unaudited) (Continued)

47

Return Stacked ETFs

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal Trust II (the “Trust”), on behalf of its series, the Return Stacked Bonds & Managed Futures ETF, the Return Stacked U.S. Stocks & Managed Futures ETF and the Return Stacked Global Stocks & Bonds ETF (each, a “Fund,” and collectively, the “Funds”), have adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Funds and to protect the Funds’ shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Tidal Investments LLC (f/k/a Toroso Investments, LLC,) the Funds’ investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a member of its compliance team. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On August 15, 2023, the Board reviewed the Program Administrator’s written annual report for the period July 1, 2022 through June 30, 2023 (the “Report”). The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of a fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to a fund, among other means. The Trust has engaged the services of ICE Data Services, Inc., a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that no highly liquid investment minimum is required for the Funds because the Funds qualify as a primarily highly liquid fund (as defined under Rule 22e-4). The Report noted that there were no breaches of the restrictions on acquiring or holding greater than 15% illiquid investments of the Funds during the review period. The Report confirmed that the Funds’ investment strategy remained appropriate for an open-end fund and that the Funds were able to meet requests for redemptions without significant dilution of remaining investors’ interests in the Funds. The Report noted that no material changes had been made to the Program during the review period. The Program Administrator determined that the Program complies with the requirements of Rule 22e-4 and is reasonably designed and operating effectively.

The Return Stacked U.S. Stocks & Managed Futures ETF and the Return Stacked Global Stocks and Bonds ETF commenced operations after June 30, 2023 and were not a part of the Report but have adopted the Program upon commencement of operations.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

48

Return Stacked ETFs

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVIED DEDUCTION (Unaudited)

For the period ended January 31, 2024, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Return Stacked Bonds & Managed Futures ETF	0.00%
Return Stacked U.S. Stocks & Managed Futures ETF	53.49%
Return Stacked Global Stocks & Bonds ETF	34.74%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended January 31, 2024, was as follows:

Return Stacked Bonds & Managed Futures ETF	0.00%
Return Stacked U.S. Stocks & Managed Futures ETF	52.20%
Return Stacked Global Stocks & Bonds ETF	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the period ended January 31, 2024, was as follows:

Return Stacked Bonds & Managed Futures ETF	0.00%
Return Stacked U.S. Stocks & Managed Futures ETF	100.00%
Return Stacked Global Stocks & Bonds ETF	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (844) 737-3001 or by accessing the Funds’ website at www.returnstackedetfs.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (844) 737-3001 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ portfolio holdings are posted on the Funds’ website daily at www.returnstackedetfs.com. The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling (844) 737-3001. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Funds trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Funds’ website at www.returnstackedetfs.com.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (844) 737-3001. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website www.returnstackedetfs.com.

Additional INFORMATION

Investment Adviser
Tidal Investments LLC
(f/k/a Toroso Investments LLC)
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Investment Sub-Adviser
Newfound Research LLC
380 Washington Street, 2nd Floor
Wellesley Hills, Massachusetts 02481

Futures Trading Adviser
ReSolve Asset Management SEZC
90 North Church Street
Strathvale House, 5th Floor
George Town, Grand Cayman KY1-9012

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, Pennsylvania 19103

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway
New York, New York 10019

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
Return Stacked Bonds & Managed Futures ETF	RSBT	88636J105
Return Stacked U.S. Stocks & Managed Futures ETF	RSST	88636J816
Return Stacked Global Stocks & Bonds ETF	RSSB	88636J204

(b)	Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. David Norris is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Return Stacked Bonds & Managed Futures ETF

	FYE 01/31/2024	FYE 01/31/2023
Audit Fees	$14,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$4,500	N/A
All Other Fees	N/A	N/A

Return Stacked U.S. Stocks & Managed Futures ETF

	FYE 01/31/2024	FYE 01/31/2023
Audit Fees	$14,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$4,500	N/A

All Other Fees	N/A	N/A

Return Stacked Global Stocks & Bonds ETF

	FYE 01/31/2024	FYE 01/31/2023
Audit Fees	$11,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	N/A
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 01/31/2024	FYE 01/31/2023
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 01/31/2024	FYE 01/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Javier Marquina, Michelle McDonough, and David Norris.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.Filed herewith

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal Trust II

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date:	April 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date:	April 5, 2024

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date:	April 5, 2024

* Print the name and title of each signing officer under his or her signature.